UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 5, 2006

TC PipeLines, LP

(Exact name of registrant as specified in its charter)

Delaware	000-26091	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Turnpike Road, Suite 203 Westborough, Massachusetts	01581
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(508) 871-7046

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed by TC PipeLines, LP (the “Partnership”) on April 11, 2006 to provide the financial statements and pro forma financial information required by Items 9.01 (a) and (b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)                                  Financial Statements of Businesses Acquired.

(1)  The audited financial statements of Northern Border Pipeline Company as of December 31, 2005 and December 31, 2004 and for each of the three years in the period ended December 31, 2005 and the related report of its independent public accounting firm are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(2)  The unaudited interim financial statements of Northern Border Pipeline Company as of and for the three month period ended March 31, 2006 and March 31, 2005 are filed as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(b)                                 Pro Forma Financial Information.

The unaudited pro forma combined financial information for the year ended December 31, 2005 and as of and for the three month period ended March 31, 2006 are furnished as Exhibit 99.4 to this Form 8-K/A and incorporated herein by reference.

(d)                                 Exhibits.

2.1                                 Partnership Interest Purchase and Sale Agreement dated as of December 31, 2005 by and between Northern Border Intermediate Limited Partnership and TC PipeLines Intermediate Limited Partnership (incorporated by reference to Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed February 15, 2006).*

23.1                           Consent of KPMG LLP with respect to the financial statements of Northern Border Pipeline Company.

99.1                           Press Release dated April 6, 2006.†

99.2                           Audited financial statements of Northern Border Pipeline Company as of December 31, 2005 and December 31, 2004 and for each of the three years in the period ended December 31, 2005.

99.3                           Unaudited interim financial statements of Northern Border Pipeline Company as of and for the three month period ended March 31, 2006 and March 31, 2005.

99.4                           Unaudited pro forma combined financial information for the year ended December 31, 2005 and as of and for the three month period ended March 31, 2006.

*  The schedules and exhibits to this agreement, as set forth in the Table of Contents of the agreement, have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

†  Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP
by: TC PipeLines GP, Inc.,
its general partner

	By:	/s/ Amy W. Leong
Amy W. Leong
Controller
Dated: May 31, 2006

Exhibit No.	Description

2.1

Partnership Interest Purchase and Sale Agreement dated as of December 31, 2005 by and between Northern Border Intermediate Limited Partnership and TC PipeLines Intermediate Limited Partnership (incorporated by reference to Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed February 15, 2006).*

23.1	Consent of KPMG LLP with respect to the financial statements of Northern Border Pipeline Company.

99.1	Press Release dated April 6, 2006.†

99.2	Audited financial statements of Northern Border Pipeline Company as of December 31, 2005 and December 31, 2004 and for each of the three years in the period ended December 31, 2005.

99.3	Unaudited interim financial statements of Northern Border Pipeline Company as of and for the three month period ended March 31, 2006 and March 31, 2005.

99.4	Unaudited pro forma combined financial information for the year ended December 31, 2005 and as of and for the three month period ended March 31, 2006.

*  The schedules and exhibits to this agreement, as set forth in the Table of Contents of the agreement, have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

†  Previously filed.